YieldMaxTM COIN Short Option Income Strategy ETF Trading Symbol: FIAT Listed on NYSE Arca, Inc. Summary Prospectus March 5, 2024 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMaxTM COIN Short Option Income Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 5, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

SUMMARY INFORMATION

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the share price of the common stock of Coinbase Global, Inc. (“COIN”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)

The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect inverse exposure to the share price (i.e., the price returns) of the common stock of Coinbase Global, Inc. (“COIN”). The Fund’s potential for gains from decreases in the share price of COIN’s stock (the “Underlying Security”) is limited. If the share price of the Underlying Security significantly decreases, the Fund will not fully benefit from the inverse of those decreases. The Fund will employ its investment strategy as it relates to the Underlying Security regardless of whether there are periods of strong market, economic, or other conditions and will not take temporary defensive positions during such periods.

As further described below, the Fund uses a synthetic covered put strategy to provide income and indirect inverse exposure to the share price returns of the Underlying Security, subject to a limit on potential investment gains as a result of the nature of the options strategy it employs. That is, the Fund not only seeks to generate income from its options investments but also aims to derive additional gains when the share price of the Underlying Security decreases. The Fund’s options contracts provide:

●	indirect inverse exposure to the share price returns of the Underlying Security,
●	current income from the option premiums, and

●	a limit on the Fund’s participation in gains, if any, arising from the decreases in the share price of the Underlying Security.

For more information, see sections “The Fund’s Use of Option Contracts” and “Synthetic Covered Put Strategy” below.

The Fund’s investment adviser is Tidal Investments LLC (“Tidal” or the “Adviser”) and the investment sub-adviser is ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”).

 Why invest in the Fund?

●	The Fund seeks to benefit when the share price of the Underlying Security decreases. The Fund’s potential corresponding benefit from decreases in the share price of the Underlying Security is limited.
●	The Fund seeks to generate monthly income, which is not dependent on the price depreciation of the Underlying Security.
●	The Fund seeks to manage potential losses (i.e., cap losses if the share price of the Underlying Security experiences significant gains) by purchasing out-of-the-money call options (further described below).

Although the Fund may not fully benefit from decreases in the Underlying Security’s share price, the Fund’s portfolio is designed to generate income.

An Investment in the Fund is not an investment in the Underlying Security. Further, an Investment in the Fund differs from “short selling” or “shorting” the Underlying Security.

●	The Fund’s strategy will cap its potential gains if the Underlying Security shares decrease in value.
●	The Fund’s strategy is subject to potential losses if the Underlying Security shares increase in value, which may not be offset by income received by the Fund or by the purchase of out-of-the-money call options (further described below).
●	The Fund does not invest directly in the Underlying Security.
●	The Fund does not directly short the Underlying Security.
●	Fund shareholders are not entitled to any Underlying Security dividends.

Additional information regarding the Underlying Security is also set forth below.

The Fund’s Use of Option Contracts

As part of the Fund’s synthetic covered put strategy, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that are based on the share price of the Underlying Security. The Fund will initially use only European FLEX options, but may also use options that are exercisable at any time (i.e. American style options contracts).

See the “Additional Information About the Fund” section for an overview of put and call option terminology.

Synthetic Covered Put Strategy Overview

In seeking to achieve its investment objective, the Fund will implement a “synthetic covered put” strategy using the standardized exchange-traded and FLEX options. The Fund uses a synthetic put strategy rather than a traditional one, utilizing Treasuries as collateral to potentially achieve higher returns than those of the Underlying Security.

●	A traditional covered put strategy is an investment strategy where an investor (the Fund) sells a put option on an Underlying Security it is short.

●	A synthetic covered put strategy is similar to a traditional covered put strategy in that the investor sells a put option that is based on the value of the Underlying Security. However, in a synthetic covered put strategy, the investor (the Fund) does not actually short the Underlying Security, but rather seeks to synthetically replicate a short position in the Underlying Security (i.e., it seeks inverse exposure to the share price movements of the Underlying Security) through the use of various investment instruments.

The Fund’s synthetic covered put strategy consists of the following four elements, each of which is described in greater detail below:

●           Synthetic short exposure to the Underlying Security, which allows the Fund to seek to participate, on an inverse basis, in changes, up or down, to the price of the Underlying Security’s shares.

●           Covered put writing (where the Underlying Security put options are sold against the synthetic short portion of the strategy), which allows the Fund to generate income.

●           U.S. Treasuries, which are used for collateral for the options, and which also generate income.

●           Out-of-the money (“OTM”) call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value.

However, this loss capping works only if the Underlying Security’s share price rises to or above the strike price of the OTM call options that were purchased. If the share price increases but stays below the strike price of these options, the Fund will incur losses proportionate to this price increase.

Synthetic Covered Put Strategy

1. Synthetic Short Exposure

To achieve a synthetic short exposure to the Underlying Security, the Fund will write (sell) the Underlying Security call options and, simultaneously, go long (buy) the Underlying Security put options to try to replicate inverse exposure to the share price movements of the Underlying Security. The put options purchased by the Fund and the call options sold by the Fund will generally have three-month to six-month terms and strike prices that are approximately equal to the then-current share price of the Underlying Security at the time the contracts are purchased and sold, respectively. The Fund uses the proceeds from selling call options to help pay for the purchased put options. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of the Underlying Security’s share price changes for the duration of the applicable options exposure (i.e., the synthetic short position is expected to gain value when the share price of the Underlying Security decreases and to lose value when the share price of the Underlying Security increases).

2. Covered Put Writing

As part of its strategy, the Fund will write (sell) put option contracts on the Underlying Security to generate income. The put options written (sold) by the Fund will generally have an expiration of one month or less (the “Put Period”) and a strike price that is approximately 0%-15% below the then-current Underlying Security share price at the time of such sales.

It is important to note that the sale of the Underlying Security put option contracts will limit the Fund’s participation in decreases in the Underlying Security’s share price. If the share price of the Underlying Security decreases, the above-referenced synthetic short exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying Security’s share price decreases beyond the strike price of one or more of the sold (short) put option contracts, the Fund will lose money on those short put positions, and the losses will, in turn, limit the gains the Fund’s synthetic short exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic short exposure to the Underlying Security and the sold (short) Underlying Security put positions) will limit the Fund’s participation in decreases in the Underlying Security’s share price beyond a certain point.

3. U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered put strategy.

4. OTM Call Purchasing

The Fund purchases out-of-the-money (OTM) calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value. OTM call options are options contracts where the strike price is set above the current market price of the underlying asset, in this case, the Underlying Security. .

OTM call options are a type of options contract where the strike price is set higher than the current market price of the underlying asset, referred to here as the Underlying Security. When the Fund buys these OTM call options, it is essentially setting a fixed price level. This level acts as a cap on the Fund’s potential losses that might arise from its indirect inverse exposure to the share price of the Underlying Security. However, this loss capping works only if the Underlying Security’s share price rises to or above the strike price of the OTM call options that were purchased. If the share price increases but stays below the strike price of these options, the Fund will incur losses proportionate to this price increase.

For example, if the OTM call options have a strike price that is approximately 70% above the then-current share price of the Underlying Security at the time of the call purchase, and the share price of the Underlying Security increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the share price of the Underlying Security increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%.

The Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any income otherwise generated by the Fund’s investment strategy.

The Fund intends to maintain its synthetic covered put strategy through the use of options contracts. As the options contracts it holds are traded, exercised or expire, it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Monthly Distributions

The Fund will seek to provide monthly income in the form of distributions. The Fund will seek to generate such income in the following ways:

●	Writing (selling) put option contracts on the Underlying Security as described above. The income, in the form of option premiums received from such option sales, will be primarily influenced by the volatility of the Underlying Security shares, although other factors, including interest rates, will also impact the level of income.

●	Investing in short-term U.S. Treasury securities. The income generated by such securities will be influenced by interest rates at the time of investment.

The Fund’s income from writing (selling) put option contracts on the Underlying Security will be partially offset (reduced) due to the premiums paid for purchasing OTM call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value.

Fund Portfolio

The Fund’s principal holdings are described below:

YieldMaxTM COIN Short Option Income Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the Underlying Security)	Investment Terms	Expected Target Maturity	Primary Purpose of Holding
Purchased put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of purchase) to provide exposure to negative price returns of the Underlying Security.

If the share price of the Underlying Security decreases, these options will generate corresponding increases to the Fund.

		3-month to 6-month expiration dates	Combined with the sold call options, creates a synthetic short position on the Underlying Security.
Sold call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of sale).

They are sold to help pay for the purchased put options described above.

However, the sold call option contracts provide exposure to the full extent of any share price increases experienced by the Underlying Security.

		3-month to 6-month expiration dates	Combined with the purchased put options, creates a synthetic short position on the Underlying Security.
Sold (short) put option contracts

The strike price is approximately 0%-15% below the then-current share price of the Underlying Security at the time of sale.

They generate current income. However, they also limit some potential positive returns that the Fund may have otherwise experienced.

		1-month or less expiration dates	Generate income for the Fund in the form of premiums, in return for capping the returns of the Fund’s synthetic short position.
U.S Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

		6-month to 2-year maturities	Collateral for the options positions and some additional income.
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is set above the then-current share price of the Underlying Security at the time of purchase).

They limit the Fund’s potential losses if the share price of the Underlying Security experiences significant gains. They represent a cost (debit) that will partially offset (reduce) the net premium received from the sale of the put options.

		1-month to 6-month expiration dates	Limit the maximum loss of the Fund’s synthetic short position.

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. The combination of these investment instruments provides indirect inverse investment exposure to the share price of the Underlying Security equal to at least 100% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the 1940 Act.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Coinbase Global, Inc.

Coinbase Global, Inc. offers a variety of products and services that enable individuals, businesses, and developers to participate in the crypto economy. It provides customers around the world with a platform for buying, selling, transferring, and storing digital assets. Coinbase Global, Inc. is listed on Nasdaq. The aggregate market value of the voting and non-voting stock held by non-affiliates of Coinbase Global, Inc. on June 30, 2023, was approximately $12.0 billion based on the closing sales price of Coinbase Global, Inc.’s Class A common stock as reported on Nasdaq on that date.

Coinbase Global, Inc. is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Coinbase Global, Inc. pursuant to the Exchange Act can be located by reference to the SEC file number 001-04321 through the SEC’s website at www.sec.gov. In addition, information regarding Coinbase Global, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to COIN or other securities of Coinbase Global, Inc. The Fund has derived all disclosures contained in this document regarding Coinbase Global, Inc. from the publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Coinbase Global, Inc. None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Coinbase Global, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Coinbase Global, Inc. (and therefore the price of Coinbase Global, Inc. at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Coinbase Global, Inc. could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation to you as to the performance of COIN.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH COINBASE GLOBAL, INC.

Due to the Fund’s investment strategy, the Fund’s economic exposure is inversely related to the industry assigned to COIN. As of the date of the Prospectus, COIN is assigned to the electronic data processing services industry.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective.

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

COIN Price Appreciation Risk. As part of the Fund’s synthetic covered put strategy, the Fund purchases and sells call and put option contracts that are based on the share price of COIN common stock (the “Underlying Security”). This strategy subjects the Fund to certain of the same risks as if it shorted shares of the Underlying Security, even though it does not. By virtue of the Fund’s indirect inverse exposure to changes in the share price of the Underlying Security, the Fund is subject to the risk that the Underlying Security’s share price increases. If the share price of the Underlying Security increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. The Fund may also be subject to the following risks:

Indirect Investment in COIN Risk. Coinbase Global, Inc. is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence the management of Coinbase Global, Inc. but will be exposed to the performance of the Underlying Security. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Security, but will be adversely impacted by increases in the share price of the Underlying Security.

Underlying Security Trading Risk. The trading price of the Underlying Security may become less volatile over time, which could have an adverse impact on the Fund’s performance. The Fund’s synthetic covered put strategy is designed to benefit from significant price fluctuations in the Underlying Security. However, if the Underlying Security experiences reduced volatility, it may lead to a decrease in the Fund’s potential returns.

Historically, the Underlying Security’s shares have exhibited substantial price swings, but there is a possibility that market conditions, investor sentiment, or other factors may contribute to decreased volatility in the future. Such reduced volatility could limit the opportunities for the Fund to profit from its credit spread positions, as the strategy relies on price differentials between options with varying strike prices.

It’s important to note that the Fund’s performance is closely tied to the dynamics of the Underlying Security’s share price. As such, any significant reduction in the volatility of the Underlying Security’s share price may present challenges for the Fund’s synthetic covered put strategy and may affect its ability to achieve its investment objectives. Investors should consider this potential risk when evaluating their investment in the Fund.

COIN Good Performance Risk. Coinbase Global, Inc. may meet or exceed its publicly announced expectations or guidelines regarding its business, which could potentially lead to a rise in the share price of the Underlying Security. Coinbase Global, Inc. regularly provides guidance concerning its anticipated financial and business performance, including sales and production projections, future revenues, gross margins, profitability, and cash flows. However, forecasting future events and identifying key factors affecting business conditions inherently involves uncertainty. Coinbase Global, Inc.’s guidance may ultimately prove accurate or may prove underestimated, as it relies on assumptions such as global and local economic conditions, anticipated production and sales volumes, average sales prices, supplier and commodity costs, and planned cost reductions. If Coinbase Global, Inc.’s guidance is accurate or varies positively from actual results, COIN’s share price increase significantly and, as a result, the Fund may suffer significant losses.

Inverse Digital Assets Sector Risk: The digital assets sector encapsulates a wide array of digital currencies, tokens, and other forms of digital value representation, including non-fungible tokens (NFTs). Digital assets have the potential to redefine asset ownership, transferability, and accessibility, leveraging the principles of decentralization and blockchain technology. The sector may experience substantial growth, especially if mainstream acceptance and institutional interest continues or accelerates. Digital assets offer diversification benefits, given their low correlation with traditional asset classes, which could lead to their inclusion in a broader range of investment portfolios. Moreover, the progressive regulatory clarity and the development of sophisticated trading, custody, and risk management solutions are factors that could foster the sector’s growth, all of which could significantly increase the share price of COIN’s common stock. Further, a number of bitcoin-focused ETFs (e.g., ETFs that invest in spot bitcoin) have recently commenced operations. These bitcoin-focused ETFs may similarly foster the sector’s growth, which could significantly increase the share price of COIN’s common stock. As a result, the Fund may suffer significant losses.

Inverse Financials Sector Risk: The financials sector, encompassing banks, insurance companies, and diversified financial services, may experience growth, driven by a combination of macroeconomic factors and technological innovation. As interest rates rise, banks stand to benefit from widening net interest margins, improving profitability. Insurers may see enhanced investment income as yields increase, bolstering their financial strength. Moreover, the sector is undergoing a technological transformation, with the adoption of digital banking, fintech innovations, and data analytics enhancing operational efficiencies, customer engagement, and risk management capabilities. This digital evolution may unlock new revenue streams and improve competitive positioning, all of which could significantly increase the share price of COIN’s common stock. As a result, the Fund may suffer significant losses.

Inverse Blockchain Sector Risk: The blockchain sector represents a frontier of technological innovation, underpinning not only cryptocurrencies but a spectrum of applications across industries. Its intrinsic attributes of immutability, transparency, and efficiency may make it a compelling foundation for solutions in supply chain management, identity verification, and beyond. If more enterprises and governments recognize its potential to streamline operations and reduce costs, the adoption of blockchain technology may accelerate. The sector may also benefit from the growing interest in decentralized finance (DeFi) and the tokenization of assets, which expand the use cases for blockchain. Investments in companies that develop, implement, or adopt blockchain technology could thus be well-positioned to capitalize on the sector’s growth, as it moves from experimental applications to mainstream adoption, all of which could significantly increase the share price of COIN’s common stock. As a result, the Fund may suffer significant losses.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the Underlying Security and the Fund’s portfolio of derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests are substantially influenced by the value of COIN. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain its synthetic covered put strategy through the use of options contracts, as the options contracts it holds are traded, exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of put option contracts, which limits the degree to which the Fund will benefit from decreases in value experienced by COIN over the Put Period. This means that if COIN experiences a decrease in value below the strike price of the sold put options during a Put Period, the Fund will likely not experience that increase to the same extent and any Fund gains may significantly differ from the level of COIN losses over the Put Period. Additionally, because the Fund is limited in the degree to which it will participate in decreases in value experienced by COIN over each Put Period, but has significant negative exposure to any increases in value experienced by COIN over the Put Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the inverse of the performance of COIN. The Fund’s ability to benefit from COIN losses will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from Put Period to Put Period. The value of the options contracts is affected by changes in the value and dividend rates of COIN, changes in interest rates, changes in the actual or perceived volatility of COIN and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of COIN changes and time moves towards the expiration of each Put Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly inversely correlate on a day-to-day basis with the returns of COIN. The amount of time remaining until the options contract’s expiration date affects the impact that the value of the options contracts have on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the COIN will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the inverse of the changes experienced by COIN.

Purchased OTM Call Options Risk. The Fund’s strategy is subject to potential losses if the Underlying Security shares increase in value, which may not be offset by the purchase of out-of-the-money (OTM) call options. The Fund purchases OTM calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value. However, the OTM call options will cap the Fund’s losses only to the extent that the share price of the Underlying Security increases to a price that is at or above the strike price of the purchased OTM call options. Any increase in the share price of the Underlying Security to a price that is below the strike price of the purchased OTM call options will result in a corresponding loss for the Fund. For example, if the OTM call options have a strike price that is approximately 70% above the then-current share price of the Underlying Security at the time of the call purchase, and the share price of the Underlying Security increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the share price of the Underlying Security increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%. Notwithstanding the foregoing, if the OTM call options have a strike price that is approximately 100% above the then-current share price of the Underlying Security at the time of the call option purchase, and the share price of the Underlying Security increases by at least 100% during the term of the purchased OTM call options, the Fund will lose all its value. Lastly, the Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any income otherwise generated by the Fund’s investment strategy.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing (selling) strategy will impact the extent that the Fund participates in the price decreases of COIN and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money put options having a one-month term, the Fund’s participation in the negative price returns of COIN will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative price returns of COIN, or the Fund may even lose money, even if the COIN share price has decreased by at least that much over such period, if during any month over that period COIN’s share price decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative price returns of COIN and its returns will depend not only on the price of COIN but also on the path that COIN takes over time.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single reference security as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as COIN’s common stock being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. These costs, in turn, could decrease the value of the Fund or of its distributions, if any. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from realizing gains or achieving a high correlation with the inverse of COIN. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (COIN), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of COIN and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser: ZEGA Financial, LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Mick Brokaw, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.